Legal Disclaimers

The views expressed on this website represent the opinions of Aviat Networks, Inc. (together with its affiliates, "Aviat"), which beneficially own shares of Ceragon Networks Ltd. ("Ceragon") and have been derived or obtained from publicly available information with respect to Ceragon and from other third-party reports. Aviat recognizes that there may be confidential information in the possession of Ceragon that could lead it or others to disagree with Aviat's conclusions. Aviat reserves the right to change any of its opinions expressed herein at any time. The information contain in the documents and filings posted to this website is current only as of the date of such document or filing. Aviat disclaims any obligation to update the information or opinions contained on this website.

Certain financial projections and statements made herein have been derived or obtained from filings made with the Securities and Exchange Commission ("SEC") or other regulatory authorities and from other third-party reports. Aviat shall not be responsible or have any liability for any misinformation contained in any SEC, or other regulatory filing or third party report. There is no assurance or guarantee with respect to the prices at which any securities of Ceragon will trade, and such securities may not trade at prices that may be implied herein. Any estimates, projections and potential impact of any opportunities identified by Aviat herein are based on assumptions that Aviat believes to be reasonable as of the date of the materials on this website, but there can be no assurance or guarantee that actual results or performance of Ceragon will not differ, and such differences may be material.

The materials on this website are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security. These materials do not recommend the purchase or sale of any security. Aviat currently beneficially owns shares of Ceragon. It is possible that there will be developments in the future that cause Aviat from time to time to sell all or a portion of its holdings of Ceragon in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade-in options, puts, calls or other derivative instruments relating to such shares.

Although Aviat believes the statements made in this website are substantially accurate in all material respects and does not omit to state material facts necessary to make those statements not misleading, Aviat makes no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes with respect to Ceragon and any other companies mentioned, and Aviat expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). Thus, stockholders and others should conduct their own independent investigation and analysis of those statements and communications and of Ceragon and any other companies to which those statements or communications may be relevant.

This website may contain links to articles and/or videos (collectively, "Media"). The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinion of Aviat.

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Legal Disclaimers continued

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this website includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include, without limitations, statements regarding the proposed transaction between Aviat and Ceragon, the results of the requested extraordinary general meeting of shareholders of Ceragon, Ceragon's actions in connection therewith, and any potential related litigation. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including, without limitation, "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this website. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following:

- the impact of COVID-19 on our business, operations and cash flows;
- continued price and margin erosion as a result of increased competition in the microwave transmission industry;
- our ability to realize the anticipated benefits of any proposed or recent acquisitions, including our proposed transaction with Ceragon, within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully;
- the results of the extraordinary general meeting of Ceragon's shareholders;
- the impact of the volume, timing, and customer, product, and geographic mix of our product orders;
- the timing of our receipt of payment for products or services from our customers;
- our ability to meet projected new product development dates or anticipated cost reductions of new products;
- our suppliers' inability to perform and deliver on time as a result of their financial condition, component shortages, the effects of COVID-19 or other supply chain constraints;
- the effects of inflation and the timing and extent of changes in the prices and overall demand for and availability of our inputs;
- customer acceptance of new products;
- the ability of our subcontractors to timely perform;
- weakness in the global economy affecting customer spending;
- retention of our key personnel;
- our ability to manage and maintain key customer relationships;
- uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation;

- retention of our key personnel;
- our ability to manage and maintain key customer relationships;
- uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation;
- our failure to protect our intellectual property rights or defend against intellectual property infringement claims by others;
- the results of our restructuring efforts;
- the ability to preserve and use our net operating loss carryforwards;
- the effects of currency and interest rate risks;
- the effects of current and future government regulations, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic;
- general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business;
- the conduct of unethical business practices in developing countries;
- the impact of political turmoil in countries where we have significant business;
- the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; and
- Aviat's ability to implement our stock repurchase program or the extent to which it enhances long-term stockholder value.

For more information regarding the risks and uncertainties for Aviat's business, see "Risk Factors" in Aviat's Annual Report on Form 10-K filed with SEC on August 25, 2021 as well as other reports filed by Aviat with the SEC from time to time. Aviat does not undertake any obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.

Additional Information

This website does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 or an exemption therefrom.
In connection with any transaction between Aviat and Ceragon that involves the issuance of Aviat shares to the Ceragon shareholders, Aviat will file a registration statement with the SEC. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov.

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HOME | WHAT'S AT STAKE? | VOTE FOR CHANGE | NOMINEES | FAQS | NEWS | VOTE NOW

Vote now for change at Ceragon

Thank you for visiting ValueForCeragon.com to learn more about how the combination of Aviat Networks, Inc. and Ceragon Networks Ltd. can create significant value for the shareholders of both companies.

Vote Now

The combination of Aviat and Ceragon will create significant value for

shareholders

We believe Aviat Networks, Inc. and Ceragon Networks Ltd. can create significant value for the shareholders of both companies.

Get the Facts

Ceragon's Board and management team have refused to negotiate

Over the past year, Aviat has sought on numerous occasions to engage with Ceragon and negotiate terms for a transaction that would deliver meaningful near- and long-term value for shareholders of both companies. Unfortunately, these efforts have been met only with delay and rejection by a Board and management team that has overseen destruction of shareholder value and overlooked opportunities to create greater value.

As the third largest shareholder of Ceragon, Aviat has requested an extraordinary general meeting (EGM) of shareholders, for the purposes of increasing the size of the Ceragon Board of Directors to nine, removing three current directors, and electing five highly qualified and independent new directors to better represent the interests of all Ceragon shareholders. The EGM will take place on August 23, 2022.

What's at Stake?

THE CERAGON SLOW WALK

Aviat approached Ceragon in May 2021 to discuss a potential transaction.

After delaying until July 2021, Ceragon's Chairman, Zohar Zisapel, blocked Aviat from communicating with Ceragon CEO Doron Arazi, claiming that Aviat could not speak with him because he was new to his role.

We followed up in October 2021, three months later, to again try to meet with Mr. Arazi.

Mr. Zisapel said that he was too "busy."

After patiently waiting, Aviat made an initial offer in November 2021.

Ceragon refused to engage, on the grounds that external factors were impacting Ceragon's short-term market price, and that the Company would see its value increase as the result of yet-to-be-made-public internal initiatives.

The Company's ~33% decline in the seven and a half months since we made this initial proposal demonstrates how that position was markedly erroneous.

Aviat again made an offer to Ceragon in April 2022.


Ceragon took an entire month to respond.
Aviat's Chairman and CEO traveled to Israel in June 2022 to discuss our offer in person.
When met with resistance, Aviat asked Ceragon directly what price they would accept.

Here's our proposal to shareholders

On August 2, 2022, Aviat submitted to Ceragon's Board of Directors a revised nonbinding proposal to acquire all the outstanding shares of Ceragon it does not yet own for $3.08 per share in cash and stock. Under the terms of the revised proposal, Ceragon shareholders would receive $2.80 per share in cash and $0.28 in equity consideration of Aviat stock. The Revised Proposal provides even greater value than Aviat's June 27, 2022 proposal and is structured to balance immediate and long-term value for Ceragon shareholders, and to address the requests Ceragon shareholders have made for an opportunity to benefit from the significant upside of the combined company. This proposal represents a substantial premium of 47% to the closing price of Ceragon shares on June 27, 2022 of $2.09 (the last close price prior to Aviat's first public offer) and a 64% premium to Ceragon's 60-day volume-weighted average share price of $1.88.

Read the Proposal

Latest news & information

1

Our open letter to Ceragon shareholders

As the third largest shareholder of Ceragon, we are concerned about the Company's continued poor performance and prospects, and based on the calls we have received since publicly announcing our proposal to acquire Ceragon on June 27th (U.S.) / June 28th (Israel), we believe that many of you may share our concerns.

More Info

2

Change at Ceragon is much needed and long overdue

We have proposed to increase the size of
the Ceragon Board to nine, remove three current directors, and elect five highly qualified, independent directors who will be better able to represent the interests of all Ceragon shareholders and seriously consider all opportunities to create value.

More Info

3

Ceragon is not telling the truth about Aviat

Contrary to Ceragon's false claims, Aviat provided Ceragon's Board with clear proof of its ability to finance the proposed transaction, supplying copies of highly confident financing letters from three well-regarded financial institutions.

More Info

we have received since publicly announcing our proposal to acquire Ceragon on June 27th (U.S.) / June 28th (Israel), we believe that many of you may share our concerns.

More Info

and elect five highly qualified, independent directors who will be better able to represent the interests of all Ceragon shareholders and seriously consider all opportunities to create value.

More Info

highly confident financing letters from three well-regarded financial institutions.

More Info

Investor Contacts

Aviat Networks
Andrew Fredrickson
+1-408-501-6214
andrew.fredrickson@aviatnet.com

Okapi Partners LLC
Bruce Goldfarb / Chuck Garske / Teresa Huang
+1-212-297-0720
info@okapipartners.com

Media Contacts

Abernathy MacGregor
Sydney Isaacs / Jeremy Jacobs
+1-212-371-5999
sri@abmac.com / jrj@abmac.com

Our nominees

Dedication. Expertise. Passion.

At the extraordinary general meeting, Ceragon shareholders will have the opportunity to vote for Aviat's five director nominees, all of whom are seasoned leaders in their respective fields with extensive experience leading and advising companies across sectors.

Aviat urges shareholders to take advantage of this opportunity to select a meaningfully refreshed and qualified Board that can address the Company's dire financial underperformance, strategic deficiencies and haphazard management, substandard governance, and reverse Ceragon's continued value destruction.



Michelle R. Clayman

Full Bio in



Paul Delson

Full Bio in







Jonathan F. Foster

Full Bio



Dennis Sadlowski

Full Bio



Craig Weinstock



Full Bio

It's time to vote for change.

If you wish to support our campaign, vote the GOLD proxy card or voting instruction form you have or will receive in the mail. You can vote using the GOLD card or voting instruction form either by returning it physically or by voting online following instructions on the GOLD card or voting instruction form.

Read more

Investor Contacts

Aviat Networks
Andrew Fredrickson

Okapi Partners LLC
Bruce Goldfarb / Chuck Garske /

Media Contacts

Abernathy MacGregor
Sydney Isaacs / Jeremy Jacobs

Meet Michelle R. Clayman



Brings pivotal financial and business experience as a highly respected investment professional, academic and gender equality activist

Experience

- Founder, Managing Partner and Chief Investment Officer of New Amsterdam Partners LLC
- Member of Board of Trustees of Stanford University
- Chair of the Advisory Council of the Michelle R. Clayman Institute for Gender Research
- Former President of the Society of Quantitative Analysts, as well as on the boards of the Institute of Quantitative Research in Finance and US SIF, the Forum for Sustainable and Responsible Investing
- MA in Philosophy, Politics and Economics from Oxford University
- MBA from Stanford University

More on Michelle Clayman

Affiliations

Meet Paul Delson



Contributes to unmatched legal knowledge in commercial challenges and transactions directly applicable to Ceragon's market position

Experience

- Vice President and General Counsel for the Troy Corporation, a leading performance chemical manufacturing company
- Former Vice President, Associate General Counsel and Chief Compliance Officer of First Solar, Inc.
- Former Director, Legal Services at Applied Materials, Inc., focusing on international business transactions, venture capital, corporate finance and M&A
- Over 10 years experience in private practice
- JD and MBA from UCLA
- BA in Organizational Behavior & Management from Brown University

More on Paul Delson

Affiliations

Meet Jonathan F. Foster



Provides extensive experience in investment banking, M&A, and corporate management



Provides extensive experience in investment banking, M&A, and corporate management to evaluate proposed transaction and oversee value creation

Experience

- Founder and managing director of Current Capital Partners LLC
- Has served on 36 boards, ranging from Fortune 500 companies to small, private and distressed companies
- Former Managing Director at Lazard
- Former EVP, COO and CFO for Toys R Us
- Former Managing Director and Co-Head of Diversified Industrials at Wachovia Securities
- BBA in Accounting from Emory University
- MSc in Accounting and Finance from The London School of Economics
- Completed executive education at Harvard Business School and the University of California, Berkeley School of Law.

- Former Managing Director at Lazard
- Former EVP, COO and CFO for Toys R Us
- Former Managing Director and Co-Head of Diversified Industrials at Wachovia Securities
- BBA in Accounting from Emory University
- MSc in Accounting and Finance from The London School of Economics
- Completed executive education at Harvard Business School and the University of California, Berkeley School of Law.

More on Jonathan F. Foster

Affiliations

Meet Dennis Sadlowski



Holds track record of achieving exceptional financial results for companies across the globe, including both strong organic growth and strategic acquisitions

<u>Experience</u>

- Accomplished Chief Executive Officer, Board Member, and C-suite

Experience

- Accomplished Chief Executive Officer, Board Member, and C-suite Advisor serving domestic and international businesses in various industrial manufacturing and services industries
- Former CEO of Siemens Energy and Automation, a $4 billion, 12,000-employee operating company of Siemens AG
- Former CEO of CECO Environmental, CEO of International Battery, and COO (North America) of LSG Sky Chefs
- BS in Chemical and Nuclear Engineering from the University of California, Berkeley
- MBA from Seattle University

More on Dennis Sadlowski

Affiliations

Berkeley UNIVERSITY OF CALIFORNIA CECO ENVIRONMENTAL LSG Sky Chefs SIEMENS

Meet Craig Weinstock



Supplies wealth of experience in corporate governance and compliance partnered with profitability and growth

Experience

- Senior Vice President and General Counsel of National Oilwell Varco (NOV)
- Former partner at Locke Lord Bissell & Liddell, LLP and clerk for U.S. District Court Judge Robert Parker
- Experience counseling Boards of Directors, Audit Committees and management regarding securities, governance, anti-corruption, trade compliance and other matters
- Has prosecuted and defended numerous cases involving complex securities and derivative issues
- BA from the State University of New York at Albany
- JD from Vanderbilt University Law School

More on Craig Weinstock

Affiliations

LLB&L

UNIVERSITY AT ALBANY

VANDERBILT LAW SCHOOL

Press releases

August 2, 2022

Aviat Networks Revises Proposal to Acquire Ceragon Networks to $3.08 Per Share

July 18, 2022

Aviat Networks Urges Ceragon Networks Shareholders to Push for Board Change

July 12, 2022

Aviat Networks Issues Open Letter to Ceragon Networks Shareholders

July 6, 2022

Aviat Networks Calls Out Ceragon Networks' Failure to Respond to Acquisition Proposal and Request for Extraordinary Meeting of Shareholders

June 27, 2022

Ceragon Networks Shareholder Aviat Networks Calls for Extraordinary General Meeting of Ceragon Shareholders and Nominates Five Highly Qualified, Independent Candidates for Election to the Ceragon Board of Directors

June 27, 2022

June 27, 2022

Aviat Networks Proposes to Acquire Ceragon Networks for $2.80 Per Share in Cash

In the news

Insightia: Aviat puts spotlight on director slate

Insightia: Ceragon open to higher offer from Aviat

Insightia: Aviat attacks Ceragon board independence

The Deal Activist Weekly: Campaigns to Watch: Ceragon Networks Ltd. (CRNT)

Globes: The architect of a failed strategy: Ceragon's former CEO is in the crosshairs

Telecompaper World: Aviat prepares for Ceragon shareholders meeting in August on takeover bid

Fierce Wireless: Aviat calls for extraordinary general meeting to buy Ceragon for $235M

Telecompaper: Aviat proposes takeover of Ceragon Networks for USD 2.80 per share

Light Reading: Aviat looks to pass Nokia with $235M play for Ceragon

RCR Wireless: Aviat presses its bid for Ceragon

TelecomLead: Aviat offers to buy Ceragon Networks in cash

TelecomLead: Aviat offers to buy Ceragon Networks in cash

Globes: Aviat Networks bids to buy Ceragon Networks

Calcalist: Addressing shareholders: American company tries to take over Israeli Ceragon

TechTime: Aviat is trying a Hostile Takeover of Ceragon

What the analysts are saying (1)

"

George Iwanyc of Oppenheimer & Co.

"Bottom Line: We view Aviat's offer positively for Ceragon and see potential value in combining the two

"

Scott W. Searle of Roth Capital Partners

"Potentially hugely accretive: AVNW estimates the combined entity would generate $35M of cost

"

Alex Henderson and Matt Dezort of Needham & Company

"Much Better Together: Aviat and Ceragon combined would bring

"

Tim Savageaux of Northland Capital Markets

"We see multiple strategic, with a very complementary mix of private vs carrier and

Ceragon and see potential value in combining the two companies."

combined entity would generate $35M of cost synergies with the first two years, translating to 15%+ EBITDA margins by year 3. The transaction is expected to be accretive in year 1 with no revenue synergies assumed in the model. We estimate that financed with debt and with fully recognized cost synergies the combined entity could conservatively generate EPS 30%+ above current model expectations. Even with equity consideration, we see the deal as meaningfully accretive."

Aviat and Ceragon combined would bring together strong technology, represent a larger US market share, and benefit from better scale, and better penetration of Enterprise and Government markets. We have told both management teams a merger makes strategic sense."

with a very complementary mix of private vs carrier and US vs Intl exposures, and financial positives from the proposed deal, reflected only in small part in our increased PT, with revenue and COGS synergies likely beyond the $35M in annual cost savings the company is targeting."

(1) - Permission to use quotations was neither sought nor obtained.

Investor Contacts

Aviat Networks
Andrew Fredrickson

Okapi Partners LLC
Bruce Goldfarb / Chuck Garske /

Media Contacts

Abernathy MacGregor
Sydney Isaacs / Jeremy Jacobs

Vote for change

Find out how to cast your votes for Aviat's five independent directors, who are committed to creating value for Ceragon shareholders.

If you wish to support our campaign:

- Vote the GOLD proxy card or voting instruction form you have or will receive in the mail.
- You can vote using the GOLD card or voting instruction form either by returning it physically or by voting online following instructions on the GOLD card or voting instruction form.

If you have any questions about how to vote, please contact Okapi Partners LLC, which is our proxy solicitor. They can be reached at info@okapipartners.com, (212) 297-0720 or toll free at (844) 202-7428.

Change at Ceragon is long overdue

Ceragon shareholders have waited far too long for the Company to create meaningful value for shareholders. The time has come to take action. Shareholders should receive information about how to vote their shares soon.

Get More Information

Meet our proposed Board members

Shareholders should receive information about how to vote their shares soon. When you do, please immediately complete and return Aviat's GOLD proxy card, voting FOR our proposals to expand the Board, remove Mr. Zisapel's cronies from the Board, and elect all five of the Aviat nominees, who will bring fresh unbiased and objective perspectives to Ceragon, seriously consider all value creation opportunities, and commit to correcting Ceragon's downward trajectory.

Get More Information

Investor Contacts

Aviat Networks

Okapi Partners LLC

Media Contacts

Abernathy MacGregor

What's at stake?

Ceragon's current management and Board have a history of destroying shareholder value.

Over the last five years, Ceragon's stock has declined 12%, compared to 33% appreciation among Russell 2000 companies; in other words, over the last five years, Ceragon has underperformed the market by a differential of an abysmal 45 percentage points. Looking back ten years, shares of Ceragon have returned -79%, while the Russell 2000 has returned 10%. It's time for Ceragon to change course.


Total Shareholder Return - Last 5 Years
300
250
200
150
100
50
0


Russell 2000 Total Return (+33%)
Ceragon Total Return (-12%)

The Ceragon leaders who oversaw such disastrous returns remain in positions of leadership at Ceragon today



Ira Palti

- Ira Palti served as Ceragon CEO from 2005 to 2021, during which time he delivered total shareholder return of -21% and, critically, let Ceragon fall behind competitors in the development and delivery of 4G chips.
- Palti remains on the Board today, where he fosters a culture of underperformance and has the power to restrict any efforts to correct the mistakes he made.
- Palti has wedded the Board to his failed strategy and stands directly in the path of any steps current management could take to reverse Ceragon's downward trajectory and pursue alternative strategies.



Yael Langer

Yael Langer has served on the Ceragon Board even longer than Mr. Palti, since 2000, during which time Ceragon's stock has fallen 80%.





David Ripstein

A third Ceragon director, David Ripstein, is too beholden to Chairman Zohar Zisapel to have the independence to fix anything, having spent nine years as CEO of RADCOM, another company founded by Zisapel and a part of the RAD Group, of which Ceragon is also a member.

Ceragon's leadership is failing

Ceragon's performance represents management's failures, first under Ira Palti and now under his successor, Doron Arazi. The Company's gross margin has declined from 34% in CY19 to 30% over the last twelve months, during which time Ceragon has generated negative free cash flow of $42 million. **The strategy of the current leadership team simply is not working.**

Looking ahead, Ceragon's existing strategy continues to present significant execution risk. Ceragon leaders say things are going to turn around, but much of its forecasted improvement is based on the rollout of a next generation chip that has been mismanaged and repeatedly delayed. Ceragon leaders have given shareholders conflicting timelines and asked them to sit patiently while their investment is destroyed. **With stagnating innovation and a non-differentiated product offering in an already saturated market, Ceragon has no strategic plan for improvement and no clear path for growth.**

Vote now for a change

Vote FOR five new, independent director nominees, who will bring an independent and objective perspective to Ceragon, seriously consider all value creation opportunities, and commit to correcting Ceragon's downward trajectory.

Meet New Board Member Nominees

Vote For New Leadership

Investor Contacts

Media Contacts

Frequently asked questions

1. **Why should I support Aviat's recommendation?**

   Ceragon's existing management and Board have a history of poor performance, and Ceragon shareholders deserve better. Aviat's offer of $3.08 per share provides a balance of immediate and long-term value, allowing shareholders of both Aviat and Ceragon to benefit from the significant upside of the combined company, including a substantial premium of 64% to the 60-day volume weighted average trading price of Ceragon shares as of June 27, 2022. We believe this combination will also create a leading global wireless transport specialist that is more efficient and more competitive, and better positioned to provide greater innovation and service to their complementary customer bases. In other words, this combination would confer significant benefits to all Ceragon stakeholders, including customers and employees. Voting FOR Aviat's nominees is the only way to unlock this value.

2. **How do I get my $3.08 per share?**

   The only way to receive value for your Ceragon investment is to either encourage your Board to do the right thing or elect new Board members who will. Contact the Ceragon Board and urge them to enter into a negotiated transaction with Aviat, and vote for new, independent directors who are committed to acting in shareholders' best interests.

3. **Why do you need my vote?**

On June 27, 2022 (U.S.) / June 28, 2022 (Israel), Aviat submitted a nonbinding proposal to acquire Ceragon. Because Ceragon's Board has repeatedly refused to engage in meaningful discussions regarding Aviat's offer, Aviat has called for an extraordinary meeting of shareholders that will allow shareholders to elect new independent directors more open to value-creating alternatives to the current failed strategy. You will soon receive a proxy statement and proxy voting card. It is imperative that you use this GOLD proxy card to vote FOR the removal of three current directors, and FOR the election of the five new independent director nominees, and sign and return it. Your GOLD proxy card will also have information for voting online or by telephone. If you are not sure whether you have received this card, contact Okapi Partners at +1 (844) 202-7428 (toll-free in the U.S.) or +1 (212) 297-0720.

4. **Who are the nominees?**

   Aviat's five nominees are seasoned leaders in their respective fields with extensive experience leading and advising companies across sectors. To learn more about each nominee, CLICK HERE.

5. **How do I vote my shares?**

   If you wish to support our campaign, vote the GOLD proxy card or voting instruction form you have or will receive in the mail. You can vote using the GOLD card or voting instruction form by returning it physically or voting online, following instructions on the GOLD card or voting instruction form. If you have any questions about how to vote, please contact Okapi Partners LLC, our proxy solicitor. They can be reached at info@okapipartners.com, (212) 297-0720 or toll free at (844) 202-7428.

6. **Which shareholders are entitled to vote?**

   Any person or institution that held shares as of the record date July 19, 2022, is entitled to vote, even if they subsequently sold their holdings. Any person or institution acquiring shares after July 19, 2022, is ineligible to vote those shares. Every vote counts, no matter how many or how few shares you may own. Vote FOR Aviat's nominees when voting commences by following the instructions on the proxy card you should receive by mail or email. Contact Okapi Partners for help

19, 2022, is ineligible to vote those shares. Every vote counts, no matter how many or how few shares you may own. Vote FOR Aviat's nominees when voting commences by following the instructions on the proxy card you should receive by mail or email. Contact Okapi Partners for help at +1 (844) 202-7428 (toll-free in the U.S.) or +1 (212) 297-0720. You can also email your questions to info@okapipartners.com.

7. **If I only have a few shares, why should I vote?**

   Every vote counts, no matter how many or how few shares you may own. Vote FOR Aviat's nominees when voting commences by following the instructions on the proxy card you should receive by mail or email. Contact Okapi Partners for help at +1 (844) 202-7428 (toll-free in the U.S.) or +1 (212) 297-0720. You can also email your questions to info@okapipartners.com.

8. **What if I didn't receive a proxy card?**

   If you did not receive a proxy card, please contact Okapi Partners at +1 (844) 202-7428 (toll-free in the U.S.) or +1 (212) 297-0720. You can also email your questions to info@okapipartners.com.

9. **Who should I contact with questions?**

   If you have any questions or require assistance in voting your shares, please contact Okapi Partners at +1 (844) 202-7428 (toll-free in the U.S.) or +1 (212) 297-0720. You can also email your questions to info@okapipartners.com.

Investor Contacts

Aviat Networks
Andrew Fredrickson
+1-408-501-6214

Okapi Partners LLC
Bruce Goldfarb / Chuck Garske /
Teresa Huang

Media Contacts

Abernathy MacGregor
Sydney Isaacs / Jeremy Jacobs
+1-212-371-5999